Commitments, contingencies, and guarantees	12 Months Ended
Mar. 31, 2019
Text block [abstract]
Commitments, contingencies, and guarantees

33. Commitments, contingencies, and guarantees

In the normal course of business, the Group enters into certain capital commitments and also gives certain financial guarantees.

A. Capital commitments

The Group has a number of continuing operational and financial commitments in the normal course of business including:

•	Exploratory mining commitments;

•	Oil & gas commitments;

•	Mining commitments arising under production sharing agreements; and

•	Completion of the construction of certain assets.

Estimated amount of contracts remaining to be executed on capital accounts and not provided for:

	As at,
	March 31, 2018	March 31, 2019	March 31, 2019
	(₹ in million)	(₹ in million)	(US dollars in million)
Oil & Gas sector
Cairn India	43,041	55,104	797

Aluminium sector
Lanjigarh Refinery (Phase II)	13,353	14,429	209
Jharsuguda 1.25 MTPA smelter	4,910	4,600	67

Zinc sector
Zinc India (mines expansion and smelter)	19,844	19,641	284
Gamsberg mining & milling project	10,572	1,832	26

Copper sector
Tuticorin Smelter 400 KTPA*	27,578	27,941	404

Others	10,560	13,331	193

Total	129,858	136,878	1,980

*	currently contracts are under suspension under the force majeure clause as per the contract

Commitments related to the minimum work programme (Other than capital commitment):

	As at,
	March 31, 2018	March 31, 2019	March 31, 2019
	(₹ in million)	(₹ in million)	(US dollars in million)
Oil & Gas sector
Cairn India (OALP - New Oil and Gas blocks)	—	38,113	551

Other Commitments

(i)

Power Division of the Company has signed a long term power purchase agreement (PPA) with Gridco Limited for supply of 25% of power generated from the power station with additional right to purchase power at (5%/7%) at variable cost as per the conditions referred to in PPA . The PPA has a tenure of twenty five years.

(ii)

TSPL has signed a long term power purchase agreement (PPA) with Punjab State Power Corporation Limited (PSPCL) [formerly known as Punjab State Electricity Board (PSEB)] for supply of power generated from the power plant. The PPA has tenure of twenty five years.

B. Guarantees

The aggregate amount of indemnities and other guarantees on which the Group does not expect any material losses, was ₹ 27,036 million and ₹ 77,448 million ($ 1,120 million) as at March 31, 2018 and March 31, 2019 respectively.

The Group has given guarantees in the normal course of business as stated below:

•

Guarantees and bonds advanced to the customs authorities in India of ₹ 6,981 million ₹ 6,759 million ($ 97 million) as at March 31, 2018 and March 31, 2019 respectively relating to the export and payment of import duties on purchases of raw material and capital goods.

•	Guarantees issued for Group’s share of minimum work programme commitments of ₹ 1,702 million and ₹ 23,673 million ($ 339 million) as at March 31, 2018 and March 31, 2019 respectively.

•

Guarantee issued against liabilities for structured investment worth ₹ 19,156 million ($ 274 million). Liability of ₹ 20,699 million pertaining to the structured investment has been shown under Other Financial Liabilities (Refer Note 24).

•	Guarantees of ₹ 115 million and ₹ 5,426 million ($ 78 million) issued under bid bond as at March 31, 2018 and March 31, 2019 respectively.

•

Bank guarantees of ₹ 1,150 million ($ 17 million) as at March 31, 2018 and March 31, 2019 has been provided by the Group on behalf of Volcan Investments Limited to Income tax department, India as a collateral in respect of certain tax disputes.

•

Other guarantees of ₹ 17,088 million and ₹ 21,284 million ($ 308 million) as at March 31, 2018 and March 31, 2019 respectively issued for securing supplies of materials and services, in lieu of advances received from customers, litigation, for provisional valuation of custom duty and also to various agencies, suppliers and government authorities for various purposes. The Group does not anticipate any liability on these guarantees.

C. Export Obligations

The Indian entities of the Group have export obligations of ₹ 123,854 million and ₹ 32,340 million ($ 468 million) as at March 31, 2018 and March 31, 2019 respectively on account of concessional rates of import duty paid on capital goods under the Export Promotion Capital Goods Scheme and under the Advance Licence Scheme for the import of raw material laid down by the Government of India.

In the event of the Group’s inability to meet its obligations, the Group’s liability would be ₹ 11,015 million and ₹ 4,333 million ($ 63 million) as at March 31, 2018 and March 31, 2019 respectively reduced in proportion to actual exports, plus applicable interest.

The Group has given bonds of ₹ 14,717 million and ₹ 14,921 million ($ 216 million) as at March 31, 2018 and March 31, 2019 respectively to custom authorities against these export obligations.

D. Contingencies

The Group discloses the following legal and tax cases as contingent liabilities.

Hindustan Zinc Limited: Department of Mines and Geology

The Department of Mines and Geology of the State of Rajasthan issued several show cause notices in August, September and October 2006 to HZL, totalling ₹ 3,339 million ($ 48 million) as at March 31, 2018 and March 31, 2019. These notices alleged unlawful occupation and unauthorised mining of associated minerals other than zinc and lead at HZL’s Rampura Agucha, Rajpura Dariba and Zawar mines in Rajasthan during the period from July 1968 to March 2006. HZL believes it is unlikely that the claim will lead to a future obligation and thus no provision has been made in the financial statements. HZL had filed appeals (writ petitions) in the High Court of Rajasthan in Jodhpur. The High Court restrained the Department of Mines and Geology from undertaking any coercive measures to recover the penalty. Central Government has also been made a party to the case and the matter is likely to be listed now for hearing after completion of pleadings by the Central Government.

Erstwhile Cairn India Limited: Income tax

In March 2014, Vedanta Limited (notice was served on Cairn India Limited which subsequently merged with Vedanta Limited, accordingly now referred to as Vedanta Limited) received a show cause notice from the Indian Tax Authorities (‘Tax Authorities’) for not deducting withholding tax on the payments made to Cairn UK Holdings Limited (CUHL), for acquiring shares of Cairn India Holdings Limited (CIHL), as part of their internal reorganisation. The Tax Authorities have stated in the notice that a short-term capital gain has accrued to CUHL on transfer of the shares of CIHL to Vedanta Limited, in the financial year 2006–2007, on which tax should have been withheld by the Company. Pursuant to this various replies were filed with the Tax Authorities. After several hearings, the Income Tax Authority, in March 2015, issued an order holding the Company as ‘assessee in default’ and raised a demand totalling ₹ 204,947 million ($ 2,963 million) (including interest of ₹ 102,473 million ($ 1,482 million)). The Company had filed an appeal before the First Appellate Authority, Commissioner of Income Tax (Appeals) which vide order dated July 03, 2017 confirmed the tax demand against the Company. The Company has challenged the Commissioner of Income Tax’s (Appeals) order before the Income Tax Appellate Tribunal (ITAT).

The Company also filed a writ petition before the Delhi High Court wherein it has raised several points for assailing the aforementioned Income Tax Authority’s order. The matter is pending for adjudication before the Honourable Delhi High Court.

Separately CUHL, on whom the primary liability of tax lies, had received an Order from the ITAT in the financial year 2016-17 holding that the transaction is taxable in view of the clarification made in the Act but also acknowledged that being a retrospective transaction, interest would not be levied. Hence affirming a demand of ₹ 102,473 million ($ 1,482 million) excluding the interest portion that had previously been claimed. The tax department has appealed this order before the Delhi High Court. As a result of the above order from ITAT, the Group considers the risk in respect of the interest portion of claim to be remote. Further, as per the recent recovery notice dated October 12, 2018 received from the Tax Recovery Officer (TRO) appointed for CUHL, tax demand of CUHL of approx. ₹ 49,960 million ($ 722 million) along with interest is outstanding. Further, in the said notice, tax department had also instructed to remit the preference shares redemption amount including dividend payable thereon to the TRO. Accordingly, amount aggregating to ₹ 6,070 million ($ 88 million) has been paid to the TRO on October 26, 2018 thus reducing the liability to ₹ 43,890 million ($ 635 million). Vedanta has also paid interim dividend for Financial Year 2018-19 of ₹ 40 million ($ 1 million) to the TRO. Accordingly, the Group has revised the contingent liability to ₹ 91,393 million and ₹ 43,850 million ($ 634 million) as at March 31, 2018 and March 31, 2019 respectively.

In the event, the case is finally decided against the Company, the demand payable along with interest as per the above mentioned order would be ₹ 204,947 million ($ 2,963 million), of which only ₹ 43,850 million ($ 634 million) million is considered as possible. Separately, but in connection with this litigation, Vedanta Resources Limited has filed a Notice of Claim against the Government of India (‘GOI’) under the UK India Bilateral Investment Treaty (the BIT). The International Arbitration Tribunal passed a favourable order on jurisdiction and recently hearing on merits have been completed and order will be passed in due course. The Government of India has challenged the jurisdiction order of Arbitration Tribunal before the High Court of Singapore.

Ravva Joint Venture arbitration proceedings

ONGC Carry

The Ravva Production Sharing Contract (PSC) obliges the contractor parties to pay a proportionate share of ONGC’s exploration, development, production and contract costs in consideration for ONGC’s payment of costs related to the construction and other activities it conducted in Ravva prior to the effective date of the Ravva PSC (the ONGC Carry). The question as to how the ONGC Carry is to be recovered and calculated, along with other issues, was submitted to an International Arbitration Tribunal in August 2002 which rendered a decision on the ONGC Carry in favour of the contractor parties (including Vedanta Limited (Cairn India Limited which subsequently merged with Vedanta Limited, accordingly now referred to as Vedanta Limited)) whereas four other issues were decided in favour of Government of India (GOI) in October 2004 (Partial Award). The GOI then proceeded to challenge the ONGC Carry decision before the Malaysian courts, as Kuala Lumpur was the seat of the arbitration. The Federal Court of Malaysia upheld the Partial Award. As the Partial Award did not quantify the sums, therefore, contractor parties approached the same Arbitration Tribunal to pass a Final Award in the subject matter since it had retained the jurisdiction to do so. The Arbitral Tribunal was reconstituted and the Final Award was passed in October 2016 in Vedanta Limited’s favour. GOI’s challenge of the Final Award has been dismissed by the Malaysian High Court and the next appellate court in Malaysia i.e. Malaysian Court of Appeal. GOI then filed an appeal at Federal Court of Malaysia. The matter was heard on February 28, 2019 and the Federal Court dismissed GOI’s leave to appeal. The Company has also filed for the enforcement of the Partial Award and Final Award with Delhi High Court.

Base Development Cost

Ravva joint operations had received a claim from the Ministry of Petroleum and Natural Gas, Government of India (GOI) for the period from 2000-2005 for ₹ 8,922 million ($ 129 million) for an alleged underpayment of profit petroleum (by recovering higher Base Development Costs (“BDC”) against the cap imposed in the PSC) to the Government of India (GOI), out of which, Vedanta Limited’s (Cairn India Limited which subsequently merged with Vedanta Limited, accordingly now referred to as Vedanta Limited) share will be ₹ 2,006 million ($ 29 million) plus interest. Joint venture partners initiated the arbitration proceedings and Arbitration Tribunal published the Award allowing claimants (including the Company) to recover the development costs spent to the tune of ₹ 19,226 million ($ 278 million) and disallowed over run of ₹ 1,542 million ($ 22 million) spent in respect of BDC along with 50% legal costs. The High Court of Kuala Lumpur as well as Court of Appeal dismissed GOI’s application of setting aside the part of the Award. GOI challenge to the same before the Federal Court of Malasia was also dismissed by the Federal Court on May 17, 2016. The Company has filed an application for enforcement of award before Delhi High Court.

In connection with the above two matters, the Company has received an order dated October 22, 2018 from the GOI directing oil marketing companies (OMCs) who are the offtakers for Ravva to divert the sale proceeds to Government’s account. GOI alleges that the Ravva Joint Venture has short paid profit petroleum of ₹ 21,716 million ($ 314 million) (the Company share approximately - ₹ 6,425 million ($ 93 million)) on account of the two disputed issues of ONGC Carry and BDC matters. Against an interim application, filed by the Company and other joint venture partner, seeking stay of such action from GOI, before the Delhi High Court, where enforcement petitions for both matters are pending, the Court directed the OMCs to deposit above sums to the Court for both BDC and ONGC Carry matters. However, the Company (and other joint venture partner) has been given the liberty to seek withdrawal of the proportionate amounts (fallen due as of the date of Court order) from the Court upon furnishing a bank guarantee (BG) of commensurate value. The interim application is pending adjudication.

While the Company does not believe the GOI will be successful in its challenge, if the Arbitral Awards in above matters are reversed and such reversals are binding, the Company would be liable for approximately ₹ 6,425 million ($ 93 million) plus interest as on March 31, 2019 (₹ 6,425 million plus interest as on March 31, 2018).

Proceedings related to the Imposition of Entry Tax

Vedanta Limited and other Group companies i.e. Bharat Aluminium Company Limited (BALCO) and Hindustan Zinc Limited (HZL) challenged the constitutional validity of the local statutes and related notifications in the states of Chhattisgarh, Odisha and Rajasthan pertaining to the levy of entry tax on the entry of goods brought into the respective states from outside.

Post some contradictory orders of High Courts across India adjudicating on similar challenges, the Supreme Court referred the matters to a nine judge bench. Post a detailed hearing, although the bench rejected the compensatory nature of tax as a ground of challenge, it maintained status quo with respect to all other issues which have been left open for adjudication by regular benches hearing the matters.

Following the order of the nine judge bench, the regular bench of the Supreme Court proceeded with hearing the matters. The regular bench remanded the entry tax matters relating to the issue of discrimination against domestic goods bought from other States to the respective High Courts for final determination but retained the issue of jurisdiction for levy on imported goods, for determination by the regular bench of the Supreme Court. Following the order of the Supreme Court, the Group filed writ petitions in respective High Courts.

On October 09, 2017, the Supreme Court has held that states have the jurisdiction to levy entry tax on imported goods. With this Supreme Court judgment, imported goods will rank pari passu with domestic goods for the purpose of levy of Entry tax. Vedanta Limited and its subsidiaries have amended their appeals (writ petitions) in Odisha and Chhattisgarh to include imported goods as well. With respect to Rajasthan, the State Government has filed a counter petition in the Rajasthan High Court, whereby it has admitted that it does not intend to levy the entry tax on imported goods.

The issue pertaining to the levy of entry tax on the movement of goods into a Special Economic Zone (SEZ) remains pending before the Odisha High Court. The Group has challenged the levy of entry tax on any movement of goods into SEZ based on the definition of ‘local area’ under the Odisha Entry Tax Act which is very clear and does not include a SEZ. In addition, the Government of Odisha further through its SEZ Policy 2015 and the operational guidelines for administration of this policy dated August 22, 2016, exempted the entry tax levy on SEZ operations.

The total claims against Vedanta Limited and its subsidiaries are ₹ 12,947 million and ₹ 13,163 million ($ 190 million) net of provisions made as at March 31, 2018 and March 31, 2019 respectively.

BALCO: Challenge against imposition of Energy Development Cess

BALCO challenged the imposition of Energy Development Cess levied on generators and distributors of electrical energy at the rate of 10 paise per unit on the electrical energy sold or supplied before the High Court on the grounds that the Cess is effectively on production and not on consumption or sale since the figures of consumption are not taken into account and the Cess is discriminatory since captive power plants are required to pay at the rate of 10 paise while the State Electricity Board is required to pay at the rate of 5 paise. The High Court of Chhattisgarh by order dated December 15, 2006 declared the provisions imposing ED Cess on CPPs as discriminatory and therefore ultra vires the Constitution. BALCO has sought refund of ED Cess paid till March 2006 amounting to ₹ 345 million ($ 5 million).

The State of Chhattisgarh moved an SLP in the Supreme Court and whilst issuing notice has stayed the refund of the Cess already deposited and the Supreme Court has also directed the State of Chhattisgarh to raise the bills but no coercive action be taken for recovery for the same. Final argument in this matter started before the Supreme Court. In case the Supreme Court overturns the decision of the High Court, BALCO would be liable to pay an additional amount of ₹ 6,554 million and ₹ 7501 million ($ 108 million) as at March 31, 2018 and March 31, 2019 respectively and the Group may have to bear a charge of ₹ 6,899 million and ₹ 7,846 million ($ 113 million) as at March 31, 2018 and March 31, 2019 respectively.

South Africa Carry Cost

As part of the farm-in agreement for Block 1, the Group was required to carry its joint venture partner, Petro SA, up to a gross expenditure of ₹ 6,916 million ($ 100 million) for a work programme including 3D and 2D seismic studies and at least one exploration well. The Group has spent ₹ 2,642 million ($ 38 million) towards exploration expenditure and a minimum carry of ₹ 4,274 million ($ 62 million) (including drilling one well) was outstanding at the end of the initial exploration period. The Group had sought an extension for execution of deed for entry into the second renewal phase of the exploration period with a request to maintain status quo of the prior approvals due to uncertainty in the proposed changes in fiscal terms impacting the Group financial interest in the block. The same was granted by the South African authority subject to risk of exploration right getting expired on account of recent High Court judgments. The Group had provided for the requisite damages as applicable under the South African Regulations.

During financial year 2018-19, Group has received letter from PASA (Petroleum Agency SA) that exploration right has lapsed through effluxion of time, in line with past judicial precedents and asked to submit a closure application. The Group along with Petro SA has filed the closure application on September 19, 2018. Pending disposal of Group’s application the obligation for the aforesaid carry cost of ₹ 4,274 million ($ 62 million) as at March 31, 2018 and March 31, 2019 has been assessed as possible and disclosed as a contingency.

Miscellaneous disputes- Income tax

The Group is involved in various tax disputes amounting to ₹ 65,610 million and ₹ 73,898 million ($ 1,069 million) as at March 31, 2018 and March 31, 2019 respectively relating to income tax for the periods for which initial assessments have been completed. These mainly relate to the disallowance of tax holiday for 100% Export Oriented Undertaking under section 10B of the Income Tax Act, 1961, disallowance of tax holiday benefit on production of gas under section 80IB of the Income Tax Act, 1961, tax holiday for undertakings located in certain notified areas under section 80IC of the Income Tax Act, 1961, disallowance of tax holiday benefit for power plants under section 80IA of the Income Tax Act, 1961, on account of depreciation disallowances of the Income Tax Act and interest thereon which are pending at various appellate levels. There are similar matters pending initial assessment by the tax authorities for subsequent years and additional demands, if any, can be determined only once such assessments are completed.

The Group believes that these disallowances are not tenable and accordingly no provision is considered necessary.

Miscellaneous other disputes

The Group is subject to various claims and exposures which arise in the ordinary course of conducting and financing its business from the excise, indirect tax authorities and others. These claims and exposures mostly relate to the assessable values of sales and purchases or to incomplete documentation supporting the companies’ returns or other claims.

The approximate value of claims (excluding the items as set out separately above) against the Group companies total ₹ 36,032 million and ₹ 36,914 million ($ 534 million) as at March 31, 2018 and March 31, 2019 respectively.

The Group considers that it can take steps such that the risks can be mitigated and that there will no significant unprovided liabilities arising.

Except as described above, there are no pending litigations which the Group believes could reasonably be expected to have a material adverse effect on the results of operations, cash flows or the financial position of the Group.

E. Operating Lease commitments

i.	As lessee

Operating leases are in relation to the office premises, office equipment and other assets, some of which are cancellable and some are non-cancellable. There is an escalation clause in the lease agreements during the primary lease period. There are no restrictions imposed by lease arrangements and there are no sub leases. The total of the future minimum lease payments under non-cancellable lease are as follow:

	As at
	March 31, 2018	March 31, 2019	March 31, 2019
Particulars	(₹ in million)	(₹ in million)	(₹ in million)
Within one year of the balance sheet date	87	139	2
Due in a period between one year and five years	50	202	3
Due after five years	11	2	0

Total	148	343	5

Lease payments recognized as expenses on non-cancellable leases is ₹ 45 million and ₹ 156 million ($ 2 million) during the year ended March 31, 2018 and March 31, 2019 respectively.

ii.	As lessor

TSPL has ascertained that the Power Purchase Agreement (PPA) entered with Punjab State Power Corporation Limited (PSPCL) qualifies to be an operating lease under Ind AS 17 ‘Leases’. Based on the assessment that the lease payments are subject to variations on account of various factors like availability of coal, water, etc., the management has determined the entire consideration receivable under the PPA relating to recovery of capacity charges towards capital cost as contingent rent under Ind AS 17 and has included the same under Statement of Profit or loss. Refer Note 6.